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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           Universal Forest Products
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                        UNIVERSAL FOREST PRODUCTS, INC.
                             2801 East Beltline NE
                             Grand Rapids, MI 49525


                            NOTICE OF ANNUAL MEETING

    The Annual Meeting of Shareholders of Universal Forest Products, Inc. will be held in the Imperial Ballroom at the Amway Grand Plaza Hotel, 187 Monroe NW, Grand Rapids, Michigan, on Wednesday, April 16, 2003, at 8:30 a.m. local time (registration begins at 8:00 a.m.) for the following purposes:

    (1) Election of one director for a one year term expiring in 2004, election of one director for a two year term expiring in 2005, and election of three directors for three year terms expiring in 2006.

    (2) The transaction of such other business as may properly come before the meeting.

    Shareholders of record at the close of business on March 1, 2003, are entitled to notice of and to vote at the meeting.

    To vote by telephone, shareholders of record (shareholders who possess a certificate representing their shares) may call toll free on a touch-tone telephone 1-800-PROXIES (1-800-776-9437), enter the control number located on the proxy card and follow the recorded instructions. To vote on the Internet, go to the site http://www.voteproxy.com, enter the control number located on the proxy card and follow the instructions provided.

    If your shares are held through a bank or broker (referred to as "street name"), you may also be eligible to vote your shares electronically. Follow the instructions on your voting form, using either the toll free telephone number or the Internet address that is listed.

    A copy of the Annual Report to Shareholders for the year ended December 28, 2002, is being mailed to you concurrently with this Notice.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          Matthew J. Missad, Secretary

March 17, 2003

Universal Forest Products, Inc.
2801 East Beltline NE
Grand Rapids, Michigan 49525

        YOUR VOTE IS IMPORTANT. EVEN IF YOU PLAN TO ATTEND THE MEETING,
           PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.

                        UNIVERSAL FOREST PRODUCTS, INC.
                             2801 East Beltline NE
                          Grand Rapids, Michigan 49525

                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 16, 2003

                                PROXY STATEMENT
                            SOLICITATION OF PROXIES

    This Proxy Statement and the enclosed Proxy are being furnished to holders of Common Stock, no par value, of Universal Forest Products, Inc. (the "Company"). The Board of Directors is soliciting proxies for use at the Annual Meeting of Shareholders to be held on April 16, 2003, and at any adjournment of that meeting. The Annual Meeting will be held in the Imperial Ballroom of the Amway Grand Plaza Hotel, 187 Monroe NW, Grand Rapids, Michigan, at 8:30 a.m. local time. Registration for the meeting begins at 8:00 a.m.

    If the enclosed Proxy is properly signed and returned to the Company, the shares represented by the Proxy will be voted at the Annual Meeting and at any adjournment of the meeting. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the election of all nominees named in the Proxy Statement, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting.

    Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting if you wish to do so. In addition, you may revoke your Proxy at any time before it is voted, by written notice to the secretary of the Company prior to the Annual Meeting, or by submission of a later-dated Proxy, or by the withdrawal of your Proxy and voting in person at the Annual Meeting.

    The cost of the solicitation of proxies will be paid by the Company. In addition to the use of the mail, proxies may be solicited personally, by telephone, by facsimile, or by electronic mail by regular employees of the Company who will not receive additional compensation for soliciting proxies. The Company does not intend to pay any compensation for the solicitation of proxies, except that brokers, nominees, custodians, and other fiduciaries will be reimbursed by the Company for their expenses in connection with sending proxy materials to beneficial owners and obtaining their proxies.

                               VOTING SECURITIES

    Holders of record of Common Stock at the close of business on March 1, 2003, will be entitled to vote at the Annual Meeting. As of March 1, 2003, there were 17,751,643 shares of Common Stock outstanding. The presence in person or by Proxy of at least 51% of such shares constitutes a quorum. A shareholder is entitled to one vote for each share of Common Stock registered in the shareholder's name at the close of business on March 1, 2003. Under Michigan law, abstentions are treated as present and entitled to vote and therefore have the effect of a vote against the matter. A broker non-vote on a matter is considered not entitled to vote on that matter and, therefore, is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved. Votes cast at the meeting or submitted by Proxy will be counted by inspectors of the meeting who will be appointed by the Company. There is no right to cumulative voting on any matter.

                             ELECTION OF DIRECTORS

    The Company's Articles of Incorporation provide that the Board of Directors, which consists of seven members unless otherwise specified by two-thirds of the Board, shall be divided into three classes, as equal in number as possible, with the classes to hold office for staggered terms of three years each. At the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has increased the size of the Board to eight members. The Board of Directors appointed Dan M. Dutton and John M. Engler to the Board on January 15, 2003, and appointed Gary F. Goode to the Board on March 14, 2003. The Board nominated John M. Engler to a one year term expiring at the 2004 Annual Meeting, nominated Gary F. Goode to a two year term expiring at the 2005 Annual Meeting, and nominated Dan M. Dutton to a three year term expiring at the 2006 Annual Meeting. In addition, the Board nominated incumbent directors John W. Garside and Peter F. Secchia for re-election as directors for three year terms expiring at the 2006 Annual Meeting.

    The persons named as proxy holders in the accompanying Proxy will vote for the above-named nominees, unless the shareholder directs them differently on the proxy card. If a nominee is not available for election as a director at the time of the Annual Meeting (a situation which is not now anticipated), the Board of Directors may designate a substitute nominee, and the accompanying Proxy will be voted for the substituted nominee.

    A vote of the shareholders holding a plurality of the shares present in person or represented by proxy is required to elect directors. Accordingly, the five individuals who receive the greatest number of votes cast at the meeting will be elected as directors.

    The Board of Directors recommends a vote FOR the election of each person nominated by the Board.

    The following table provides certain biographical information for each person who is nominated for election as a director at the Annual Meeting and for each person who is continuing as an incumbent director.

NAMES, (AGES), POSITIONS, AND BACKGROUNDS OF DIRECTORS AND NOMINEES      SERVICE AS A DIRECTOR
--------------------------------------------------------------------------------------------------
                                NOMINEE FOR TERM EXPIRING IN 2004
JOHN M. ENGLER (53) is the President of State and Local Government   Director since 2003.
Business and Vice President of Government Solutions for North        Member of Nominating and
America for EDS in Herndon, Virginia. Mr. Engler served as Governor    Corporate Governance
for the State of Michigan from 1990 to 2002. Mr. Engler also serves    Committee.
on the boards of Munder Capital Management and Northwest Airlines.   Member of Personnel and
                                                                       Compensation Committee.
                                NOMINEE FOR TERM EXPIRING IN 2005
GARY F. GOODE (58) retired from Arthur Andersen LLP in March 2001.   Director since 2003.
He joined Arthur Andersen in 1972, and was a partner for 19 years.   Proposed member of Audit
Mr. Goode currently works as an independent consultant, and serves     Committee.
as a director of Gentex Corporation.

NAMES, (AGES), POSITIONS, AND BACKGROUNDS OF DIRECTORS AND NOMINEES      SERVICE AS A DIRECTOR
--------------------------------------------------------------------------------------------------
                               NOMINEES FOR TERMS EXPIRING IN 2006
DAN M. DUTTON (55) is Chairman and Chief Executive Officer of        Director since 2003.
Stimson Lumber Company of Portland, Oregon with whom he has been     Chairman of Audit
affiliated since 1988. Mr. Dutton also serves on the board of the     Committee.
American Forest and Paper Association.

JOHN W. GARSIDE (63) is the President and Treasurer of Woodruff      Director since 1993.
Coal Company of Kalamazoo, Michigan. Mr. Garside serves as a         Chairman of Personnel and
commissioner for the Michigan Department of Transportation, and is     Compensation Committee.
also a director and member of the compensation committee of PRAB,    Member of Nominating and
Inc.                                                                   Corporate Governance
                                                                       Committee.

AMBASSADOR PETER F. SECCHIA (65) retired from the Company on         Director since 1967.
December 31, 2002. He had been with the Company since 1962, and had been president, chief executive officer, and chairman of the board from March 1971 until 1989. From 1989 until 1993, he served as U.S.
Ambassador to Italy. From January 1993 to the present time, he has served as Chairman of the Board of the Company.
                          INCUMBENT DIRECTORS -- TERMS EXPIRING IN 2004
WILLIAM G. CURRIE (55) is the Vice Chairman of the Board and Chief   Director since 1978.
Executive Officer of the Company. He joined the Company in 1971, serving as a salesman, general manager, vice president, and
executive vice president. Since 1989, he has been the Chief
Executive Officer of the Company, and on January 1, 2000, also became Vice Chairman of the Board.

PHILIP M. NOVELL (65) is a consultant with the Compass Group of      Director since 1993.
Birmingham, Michigan. Mr. Novell retired as General Sales Manager    Chairman of Nominating and
for the Ford Division of Ford Motor Company on December 31, 1998,      Corporate Governance
with whom he had been affiliated since 1961.                           Committee.
                                                                     Member of Audit Committee.
                           INCUMBENT DIRECTOR -- TERM EXPIRING IN 2005
LOUIS A. SMITH (63) is President of the law firm of Smith and        Director since 1993.
Johnson, Attorneys, P.C., of Traverse City, Michigan. Mr. Smith      Member of Audit Committee.
also serves on the Advisory Board of the Huntington National Bank    Member of Personnel and
of Traverse City, and serves as a member of the Advisory Council to    Compensation Committee.
the University of Notre Dame Law School.

    The Board of Directors has appointed an Audit Committee. This committee, composed entirely of independent directors as currently defined under the applicable Nasdaq Listing Standards, is responsible for overseeing management's reporting practices and internal controls on behalf of the Board of Directors. This committee is also responsible for recommending to the Board of Directors the independent public accountants to audit the Company's financial statements. The full responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which is attached as Appendix A to this Proxy Statement. During 2002, the Audit Committee held three formal meetings, and four special meetings via telephone conference call.

    The Board of Directors has renamed its Nominating Committee as the Nominating and Corporate Governance Committee. This committee is responsible for recommending to the Board suitable candidates for nomination for positions on the Board of Directors and committees of the Board of Directors. This committee consists entirely of independent directors, as currently defined under the applicable Nasdaq Listing Standards. This committee is also charged with reviewing corporate governance to comply with rules promulgated by the Securities and Exchange Commission and the listing standards of Nasdaq. During 2002, the Nominating Committee held one meeting. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders, provided that a recommendation is submitted in writing to the Chairman of the Nominating and Corporate Governance Committee at the address of the Company, on or before the 30th day preceding the date of the Annual Meeting, and includes a description of the proposed nominee, his or her consent to serve as a director, and other information regarding the proposed nominee as would be required to be included in a proxy statement filed under the Securities Exchange Act.

    The Board of Directors has a Personnel and Compensation Committee, consisting entirely of independent directors, as currently defined by the Nasdaq Listing Standards, that is responsible for reviewing and recommending to the Board of Directors the timing and amount of compensation for key employees, including salaries, bonuses, and other benefits. The Personnel and Compensation Committee is also responsible for administering the Company's stock option and other equity-based incentive plans, recommending retainer and attendance fees for non-employee directors, and reviewing compensation plans and awards as they relate to key employees. During 2002, the Personnel and Compensation Committee held two formal meetings, and three meetings via telephone conference call.

    During the Company's last fiscal year, there were four regular meetings of the Board of Directors and one special meeting, and the Board took action by unanimous written consent on thirteen occasions. Each of the incumbent directors attended 100% of the aggregate number of meetings of the Board of Directors and meetings of committees which they were eligible to attend.

COMPENSATION OF DIRECTORS

    Directors who are also employees of the Company receive no annual retainer and are not compensated for attendance at Board or committee meetings. In addition, Chairman Secchia does not receive any additional compensation for serving on the Board. Directors who are not employees of the Company receive a $10,000.00 annual retainer fee, plus $500.00 for attendance at each regular and special meeting of the Board of Directors. Each outside Director is granted 100 shares of stock for each Board meeting attended, up to a maximum of 400 shares per year. Also, each outside Director receives a $500.00 meeting fee for each committee meeting they attend.

    Each Director who is not an employee of the Company may participate in the Director Retainer Stock Plan. The Director Retainer Stock Plan, approved by shareholders in April 1994, provides that each Director may elect to receive Company stock, on a deferred basis, in lieu of cash compensation for the Director's retainer and meeting fees.

    Directors receive reimbursement of ordinary and necessary expenses to attend meetings. The Chairmen of the Personnel and Compensation, and Nominating and Corporate Governance Committees do not receive additional compensation for serving as a Chairman. The Chairman of the Audit Committee receives $2,500.00 per year for serving as Chairman.

                           OWNERSHIP OF COMMON STOCK

    The following table sets forth information as to each shareholder known to the Company to have been the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock as of March 1, 2003:

                    NAME AND ADDRESS OF                          AMOUNT AND NATURE OF        PERCENT
                      BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)    OF CLASS(2)
------------------------------------------------------------------------------------------------------
Barclays Private Bank and Trust Limited                                 996,464               5.5%
10 rue d'Italie
CH-1204 Geneva, Switzerland

-------------------------
(1) Except as otherwise indicated by footnote, each named person has sole voting and investment power with respect to the shares indicated.

(2) Shares outstanding for this calculation include 141,056 shares which are subject to options exercisable in 60 days, 21,822 shares which are subject to issuance under the Director Retainer Stock Plan, and 129,853 shares which are subject to issuance under a Deferred Compensation Plan.

                       SECURITIES OWNERSHIP OF MANAGEMENT

    The following table contains information with respect to ownership of the Company's Common Stock by all directors, nominees for election as director, executive officers named in the tables under the caption "Executive Compensation," and all executive officers and directors as a group. The information in this table was furnished by the Company's officers, directors, and nominees for election of directors, and represents the Company's understanding of circumstances in existence as of March 1, 2003.

                          NAME OF                               AMOUNT AND NATURE OF           PERCENT
                     BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)       OF CLASS(2)
--------------------------------------------------------------------------------------------------------
Peter F. Secchia                                                      892,759(3)                 4.9%
William G. Currie                                                     581,987(4)                 3.2%
Michael B. Glenn                                                      226,813(5)                 1.2%
Robert K. Hill                                                        127,222(6)                  *
C. Scott Greene                                                        40,016(7)                  *
Dan M. Dutton                                                               0                     *
John M. Engler                                                              0                     *
John W. Garside                                                        29,804(8)                  *
Philip M. Novell                                                       13,057(8)                  *
Louis A. Smith                                                         24,911(8)                  *
All directors and executive officers as a group (15
  persons)                                                          2,192,810(8)                12.2%

-------------------------
 *  Less than one percent (1%).

(1) Except as otherwise indicated by footnote, each named person has sole voting and investment power with respect to the shares indicated.

(2) Shares outstanding for this calculation include 141,056 shares which are subject to options exercisable in 60 days, 21,822 shares which are subject to issuance under the Director Retainer Stock Plan, and 129,853 shares which are subject to issuance under a Deferred Compensation Plan.

(3) Includes 50,000 shares owned by Mr. Secchia's wife; 404,624 shares held by limited liability companies of which Mr. Secchia is a member; 105,000 shares held by a family limited partnership of which Mr. Secchia is a partner; and 61,300 shares held by a family foundation.

(4) Includes 1,087 shares subject to issuance under a Deferred Compensation
    Plan.

(5) Includes 6,000 shares which may be acquired by Mr. Glenn pursuant to options exercisable in 60 days. Also includes 213 shares which are subject to issuance under a Deferred Compensation Plan.

(6) Includes 4,000 shares which may be acquired by Mr. Hill pursuant to options exercisable in 60 days. Also includes 25,562 shares which are subject to issuance under a Deferred Compensation Plan.

(7) Includes 10,000 shares which may be acquired by Mr. Greene pursuant to options exercisable in 60 days. Also includes 9,927 shares which are subject to issuance under a Deferred Compensation Plan.

(8) Includes shares obtained through the Company's Director Retainer Stock Plan for Mr. Garside, Mr. Novell, and Mr. Smith who hold 1,254 shares, 9,957 shares, and 10,611 shares, respectively, through such plan.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table shows certain information concerning the compensation for the Chief Executive Officer and the Company's four most highly compensated executive officers for fiscal 2002 (the "Named Executives"), and their compensation for 2001 and 2000:

                                                                                LONG-TERM
                                              ANNUAL COMPENSATION             COMPENSATION
                                    ---------------------------------------   -------------
                                                                  OTHER        SECURITIES
                                                                  ANNUAL       UNDERLYING        ALL OTHER
    PRINCIPAL POSITION       YEAR   SALARY(1)   BONUS(1)(2)    COMPENSATION   OPTIONS/SAR'S   COMPENSATION(3)
-------------------------------------------------------------------------------------------------------------
William G. Currie            2002   $459,934     $805,000           0            95,000           $8,030
Vice Chairman of the         2001    439,250      777,000           0             5,000            7,684
Board and Chief Executive    2000    418,333      740,000           0                 0            7,258
Officer


Peter F. Secchia(4)          2002    300,000      240,000           0                 0            7,398
Chairman of the Board        2001    300,000      240,000           0                 0            7,684
                             2000    300,000      240,000           0                 0            7,258


Michael B. Glenn             2002    330,271      645,000           0            55,000            8,030
President and Chief          2001    313,750      625,000           0             5,000            7,684
Operating Officer            2000    295,563      510,000           0            18,000            7,258


Robert K. Hill               2002    262,517      550,000           0             5,000            8,030
President                    2001    248,496      524,000           0             5,000            7,684
Universal Forest Products    2000    230,330      500,000           0            12,000            7,258
Western Division


C. Scott Greene              2002    219,851      341,111           0             3,711            8,030
President                    2001    197,920      320,000           0             2,133            7,684
Universal Forest Products    2000    163,333       50,000           0            12,000            6,873
Eastern Division

-------------------------
(1) Includes amounts deferred by Named Executives under the Company's 401(k) Plan and the Deferred Compensation Plan.

(2) Includes annual bonus payments under performance-based bonus plans tied to the Company's operating profit and return on investment, which covers substantially all salaried employees. The bonus amounts include the amounts earned in each respective year, which are paid in the subsequent year.

(3) The amounts set forth in this column represent Company contributions to the Company's Profit Sharing and 401(k) Plan. Subject to certain requirements, including age and service requirements, all employees of the Company and its subsidiaries are eligible to participate in the Plan.

(4) Mr. Secchia's employment with the Company terminated on December 31, 2002.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information regarding stock options granted to the Named Executives during the preceding fiscal year:

                                                      INDIVIDUAL GRANTS
                           -----------------------------------------------------------------------
                           NUMBER OF SECURITIES    PERCENT OF OPTIONS
                            UNDERLYING OPTIONS       GRANTED TO ALL      EXERCISE                      GRANT DATE
                                 GRANTED              EMPLOYEES IN        PRICE         EXPIRATION    PRESENT VALUE
       EXECUTIVE                  (#)(1)              FISCAL YEAR         ($/SH)           DATE            (4)
-------------------------------------------------------------------------------------------------------------------
William G. Currie                  5,000                 0.87%            $21.84(2)     01/31/2012      $ 26,081
                                  30,000                 5.20%            $24.46(3)     04/17/2012      $175,258
                                  30,000                 5.20%            $24.46(3)     04/17/2012      $257,970
                                  30,000                 5.20%            $24.46(3)     04/17/2012      $319,490
Peter F. Secchia                       0                  0.0%
Michael B. Glenn                   5,000                 0.87%            $21.84(2)     01/31/2012      $ 26,081
                                  12,500                 2.17%            $24.46(3)     04/17/2012      $ 73,024
                                  12,500                 2.17%            $24.46(3)     04/17/2012      $107,487
                                  12,500                 2.17%            $24.46(3)     04/17/2012      $133,121
                                  12,500                 2.17%            $24.46(3)     04/17/2015      $153,276
Robert K. Hill                     5,000                 0.87%            $21.84(2)     01/31/2012      $ 26,081
C. Scott Greene                    3,711                 0.64%            $21.84(2)     01/31/2012      $ 19,357

-------------------------
(1) The options granted under this plan may be exercised beginning in 2005.

(2) The exercise price equals or exceeds the fair market value of the Company stock as of the grant date of January 31, 2002.

(3) The exercise price equals or exceeds the fair market value of the Company stock as of the grant date of April 17, 2002.

(4) Based on the Black-Scholes option valuation model assuming volatility is 27.52%, risk-free rate of return is 4.6%, dividend yield is 0.40%, and time of exercise is 30 days prior to expiration of option. The Black-Scholes option valuation model is an alternative suggested by the Securities and Exchange Commission, and the Company neither endorses this particular model, nor necessarily agrees with this method for valuing options. The actual value of the options, if any, will depend on the market value of the Company's Common Stock subsequent to the date the options become exercisable.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

    The following table sets forth information regarding the exercise of options in the last fiscal year by the Named Executives:

                                                                NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                     UNDERLYING                 IN-THE-MONEY OPTIONS
                             SHARES                            UNEXERCISED OPTIONS AT             AT DECEMBER 28,
                           ACQUIRED ON        VALUE             DECEMBER 28, 2002(#)                 2002($)(2)
       EXECUTIVE           EXERCISE(#)    REALIZED($)(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
------------------------------------------------------------------------------------------------------------------------
William G. Currie                 0                0             0            100,000            0             34,925
Peter F. Secchia                  0                0             0                  0            0                  0
Michael B. Glenn             15,000          307,650             0             98,000            0            497,105
Robert K. Hill               15,000          300,000             0             42,000            0            445,445
C. Scott Greene                   0                0             0             43,844            0            131,378

-------------------------
(1) Represents the aggregate market value of shares at the time of exercise less the aggregate exercise price paid by the Named Executives.

(2) Values based on the difference between the closing market price of the Company's stock as of December 28, 2002 ($21.11) and the exercise price of the options.

                             AUDIT COMMITTEE REPORT

    The Audit Committee (the "Committee") is composed entirely of independent directors under current Nasdaq Listing Standards. The Committee is responsible for overseeing management's reporting practices and internal controls on behalf of the Board of Directors. The full responsibilities of the Committee are set forth in its Audit Committee Charter, which was approved by the Board of Directors on March 11, 2003, and is attached to this Proxy Statement as Appendix A.

    On March 11, 2003, the Committee submitted to the Board of Directors the following report:

    The Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 28, 2002.

    The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

    The Committee has received and reviewed the written disclosures from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, the Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 28, 2002.

                                          Dan M. Dutton, Audit Committee
                                          Chairman
                                          Philip M. Novell, Audit Committee
                                          Member
                                          Louis A. Smith, Audit Committee Member

                  PERSONNEL AND COMPENSATION COMMITTEE REPORT

    The Personnel and Compensation Committee (the "Committee") of the Board of Directors has furnished the following report on executive compensation:

    During 2002, the Company maintained its compensation program in accordance with the following Committee goals:

    A.  Reasonable and appropriate base salaries, based upon job duties.

    B. Incentive compensation tied to return on investment ("ROI") with appropriate adjustments for achievement of specified Company goals.

    C. Stock options for executives which align interests of the employee with interests of shareholders.

    The Committee has determined that the following categories will best motivate Company executives to achieve the Company goals:

    BASE SALARIES. Annual base salaries are based on past and present corporate and individual performance, with reference to base salary data of similar-sized corporations and industry competitors so such salaries are generally competitive in the market place. Salary comparisons with peer group companies are reviewed and analyzed to account for differences in size and business complexity among peer companies.

    The Committee has complete discretion in determining base salary amounts (including the grant and amount of any annual discretionary incentive payments or stock option awards), regardless of whether corporate or individual performance goals are achieved. The Committee exercised its complete discretion in setting base salaries for 2002.

    Each year the Committee reviews, with the Chief Executive Officer, and approves, with such modifications as it may deem appropriate, an annual salary adjustment target for executives for the ensuing February 1 to January 31, based on current available survey data, cost of living factors, and performance judgments as to the past and expected future contributions of the individual officers.

    INCENTIVE COMPENSATION. The Company relies heavily on annual discretionary incentive compensation to attract and retain Company officers and other key employees of outstanding abilities, and to motivate them to perform to the full extent of their abilities. The Company's incentive compensation system in 2002 focused on ROI. For Messrs. Greene and Hill, 2002 bonuses are based on the ROI of their respective operations, with adjustments to the bonus based on attainment of certain Company and Divisional goals. For Messrs. Currie and Glenn, incentive compensation is based entirely on the ROI of the Company as a whole.

    CHIEF EXECUTIVE. The Committee annually reviews and establishes the discretionary component of the base salary of the Chief Executive Officer. His salary is based on comparable compensation data, the Committee's assessment of his past performance, and its expectation as to his future contributions in leading the Company and its businesses. The Chief Executive Officer's base salary fell within the middle-range of the salaries of comparable executives. When compared with the peer group of the Company (as discussed under "Stock Performance Graph"), the Chief Executive Officer's base salary fell in the upper quartile of the peer group. The Committee has complete discretion in setting base salary for Mr. Currie (who does not have an employment agreement with the Company).

    The Chief Executive Officer's incentive bonus amount for 2002 was based upon performance determined under the Company's Performance Bonus Plan. The Chief Executive Officer's bonus for 2002 reflects the Company's overall performance, including record net sales and net earnings achieved in 2002 as compared to 2001.

    INCENTIVE BONUS PROGRAM. For fiscal 2003, the Company will continue to use the ROI based Performance Bonus Plan described above. In 2003, the Company is adding achievement of certain key performance indicators ("KPI") as a factor in determining the amount of ROI bonus actually paid to participants. Participants who achieve all of the KPI goals will receive a higher percentage of the ROI bonus than those achieving fewer KPI goals. By basing the individual's incentive compensation on the ROI generated by the profit center, the individual is rewarded for properly managing assets, increasing cash flow, and obtaining higher net margins. A discretionary bonus component is available for salaried personnel at operations which have not yet hit the ROI target, but which demonstrate improvement over the previous year.

    For the Chief Executive Officer and the other Named Executives, incentive compensation will be paid as provided in the Performance Bonus Plan, as approved by the Committee. For 2003, bonus compensation as determined under the Performance Bonus Plan may be adjusted depending on the Named Executive's achievement of certain KPI targets.

    Due to the changes in accounting for stock options, the Committee decided not to grant broad-based stock options to its salaried employees for 2003.

    The Company's policy is to pay all earned compensation regardless of whether it exceeds the One Million Dollar ($1,000,000.00) limitation on compensation deductions set forth in Section 162(m) of the Internal Revenue Code. To ensure the maximum tax deductibility for the Company, the Company received shareholder approval of its Performance Bonus Plan at its 1999 Annual Meeting of Shareholders.

    The Committee recognizes that as the strategic objectives of the Company are modified and refined, the compensation formulas must also be refined to maintain the direct correlation between individual compensation and Company performance.

    This report has been furnished by the members of the Board of Directors' Personnel and Compensation Committee.

                                          John W. Garside, Chairman
                                          John M. Engler
                                          Louis A. Smith

    The reports of the Audit Committee and the Personnel and Compensation Committee shall not be deemed incorporated by reference in any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCK PERFORMANCE GRAPHS

    The following graph depicts the cumulative total return on the Company's Common Stock compared to the cumulative total return on the indices for The Nasdaq Stock Market (all U.S. companies) and an industry peer group selected by the Company. The graph assumes an investment of $100.00 on December 26, 1997 and reinvestment of dividends in all cases.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS
             PERFORMANCE GRAPH FOR UNIVERSAL FOREST PRODUCTS, INC.
              PRODUCED ON 02/19/2003 INCLUDING DATA TO 12/27/2002


                              [PERFORMANCE GRAPH]

                                          12/1997  12/1998  12/1999  12/2000  12/2001  12/2002
# Universal Forest Products, Inc.           100.0    154.4    101.8    103.4    162.7    166.2
* Nasdaq Stock Market (US Companies)        100.0    144.5    265.0    163.6    132.3     90.6
- Self-Determined Peer Group                100.0     93.5    113.9     69.2     63.9     40.4

-------------------------
NOTES:
    A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
    B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
    C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
    D. The index level for all series was set to $100.00 on 12/26/1997.

    The companies included in the Company's self-determined industry peer group are as follows:

Armstrong World Industries, Inc.                          Louisiana Pacific Corp.
Building Materials Holding Co.                            Patrick Industries
Georgia Pacific Corp.

    The returns of each company included in the self-determined peer group are weighted according to each respective company's stock market capitalization at the beginning of each period presented in the graph above.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires directors, executive officers, and greater than 10% beneficial owners to file reports of ownership and changes in ownership of shares of Common Stock with the Securities and Exchange

Commission, and applicable regulations require them to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon review of the copies of such reports furnished to the Company, or written representations that no such reports were required, all Section 16(a) filing requirements applicable to the reporting persons were complied with, except for Mr. Currie, who filed one late report covering one transaction, and for Mr. James who filed late his initial report on Form 3.

                           RELATED PARTY TRANSACTIONS

    Peter F. Secchia has served the Company for many years as its senior executive officer, and presently serves as Chairman of the Board of Directors. Mr. Secchia's leadership has been an important force in the success, growth, and prosperity of the Company. Mr. Secchia retired as an officer of the Company on December 31, 2002. The Company desired to continue to utilize the experience, ability, and skills of Mr. Secchia as an advisor and consultant following his retirement.

    Mr. Secchia has agreed to provide certain services upon the terms and conditions agreed upon between the Board of Directors and Mr. Secchia, as set forth in a consulting and advisory services agreement with SIBSCO, LLC, a company of which Mr. Secchia is managing principal. These services include business and management consulting, public relations counsel, governmental affairs coordination, and special project services. The agreement is for a term of five years and provides for monthly payments of $16,667.00. Under this agreement, the Company has agreed to reimburse SIBSCO, LLC for certain business expenses including, but not limited to, office rent, utilities, phone, travel and lodging, business meals, computers and maintenance, clerical assistance, and all other costs of performing the advisory services for the Company. The Company's reimbursement may not exceed $16,667.00 per month. At the discretion of the Board of Directors, Mr. Secchia is eligible for incentives if his advisory services significantly improve the Company's operating results. The incentive may not exceed $100,000.00 per year.

    In addition to the consulting agreement, the Company entered into a seven year non-compete agreement with Mr. Secchia, which provides for monthly payments of $12,500.00.

    On April 17, 2002, the Board of Directors entered into a Conditional Share Grant Agreement with William G. Currie, the Company's Chief Executive Officer. The Agreement obligates the Company to issue to Mr. Currie 10,000 shares of its common stock upon his 65th birthday, providing he is then an employee of the Company. The Agreement provides for an acceleration of the grant date upon a change in control of the Company or upon Mr. Currie's earlier death.

    In 2002, the Company engaged OptiSave, a telecommunications consulting firm, which is owned by inlaws of the Company's Chief Financial Officer. The Company paid $170,000.00 in 2002 for the services of OptiSave, and expects to realize ongoing annual benefits well in excess of this amount.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Effective May 20, 2002, the Board of Directors elected to dismiss Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors and engage the services of Ernst & Young LLP ("E&Y") as the Company's new independent auditors for the year ended December 28, 2002.

    Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal year ended December 29, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal year ended December 29, 2001, and through May 20, 2002 (the Relevant Period), (1) there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement(s) in connection with its reports on the Company's consolidated financial statements for such year; and (2) there were no reportable events as described in Item 304(a)(1)(v) (Reportable Events) of the Commission's Regulation S-K.

    During the Relevant Period, neither the Company nor anyone acting on the Company's behalf consulted with E&Y regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matters or reportable events as set forth in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

    E&Y served as independent public accountants for the Company for the fiscal year ended December 28, 2002. Representatives of E&Y will be present at the Annual Meeting of Shareholders and available to respond to appropriate questions. The E&Y representatives will have the opportunity to make a statement if they so desire.

    Audit Fees. The aggregate fees billed by E&Y for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 28, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal year were $198,400.00. In addition, $8,000.00 in fees were paid to Arthur Andersen for audit services and the review of the Company's first quarter 10-Q report.

    Financial Information Systems Design and Implementation Fees. E&Y did not perform any information technology services relating to financial information systems design and implementation in fiscal year 2002.

    All Other Fees. The aggregate fees billed by E&Y for services rendered to the Company, other than the services described above for the fiscal year ended December 28, 2002, were $106,433.00, which primarily included tax compliance services.

    The Audit Committee of the Board of Directors does not believe "other fees" referenced above have an adverse effect on E&Y's independence. Following the adoption of the Sarbanes-Oxley Act in 2002, and the rules promulgated thereunder, the Company's independent accountants are proscribed from offering certain services to the Company. None of those proscribed services were provided to the Company in 2002.

                           AVAILABILITY OF FORM 10-K

    Shares of the Company's stock are traded under the symbol UFPI on The Nasdaq Stock Market. The Company's 10-K Report filed with the Securities and Exchange Commission will be provided free of charge to any shareholder upon written request. Significant financial information is available on the Company's web site at http://www.ufpi.com. For more information, contact the Investor Relations Department, 2801 East Beltline NE, Grand Rapids, Michigan 49525.

                             SHAREHOLDER PROPOSALS

    Shareholder proposals intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company no later than November 16, 2003, to be considered for inclusion in the proxy materials relating to that meeting. Proposals of shareholders should be addressed to the attention of Secretary, 2801 East Beltline NE, Grand Rapids, Michigan 49525. If the Company receives notice of a shareholder proposal after February 2, 2004, the persons named as proxies for the 2004 Annual Meeting of Shareholders will have discretionary voting authority to vote on that proposal at the meeting.

                        HOUSEHOLDING OF PROXY MATERIALS

    Effective with the 2002 Annual Meeting of Shareholders, only one annual report and proxy statement will be sent to multiple shareholders sharing a single address, unless the Company has received instructions to the contrary from one or more of such shareholders. If you prefer to receive individual copies of the proxy materials, send your request in writing to the attention of Investor Relations, 2801 East Beltline NE, Grand Rapids, MI 49525, or call 888-BUY-UFPI.

                           FUTURE PROXY SOLICITATION

    The Company has expanded its use of the Internet to solicit proxies from its shareholders. As stated on the Notice of Annual Meeting, the Company will also accept voting by telephone or via electronic mail. If, in the future, you are interested in accepting proxy solicitations via the Internet, visit the Company's web site at http://www.ufpi.com, and request to be put on the e-mail list by clicking on the "Information Request" icon and follow the instructions to have the proxy notification sent to you via e-mail.

March 17, 2003
                                          By Order of the Board of Directors,

                                          /s/ Matthew J. Missad
                                          Matthew J. Missad, Secretary

                                                                      APPENDIX A

                        UNIVERSAL FOREST PRODUCTS, INC.
                            AUDIT COMMITTEE CHARTER

                            EFFECTIVE MARCH 11, 2003

I. ROLE. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for management's conduct of the Company's financial reporting processes and the Company's system of internal controls regarding finance, accounting, legal compliance, and ethics.

II. MEMBERSHIP AND MEETINGS. The Audit Committee shall be comprised of not less than three (3) members of the Board of Directors. Each member of the Committee must qualify as an independent director under the listing requirements of The Nasdaq Stock Market. Accordingly, the members of the Audit Committee will be directors:

    - None of whom has any relationship to the Company that would interfere with the exercise of his or her independent judgment as a member of the Committee; and

    - All of whom, as determined by the Board of Directors in its business judgment, are financially literate and have a working familiarity with basic financial and accounting practices and, as soon as possible following the effective date of this Charter, at least one member of Committee shall be a "financial expert" in compliance with the criteria established by the Securities and Exchange Commission.

    The Audit Committee will establish its meeting schedule, including executive sessions with management, internal auditors, and the independent auditors. Each regularly scheduled meeting of the Committee shall conclude with an executive session of the Committee, absent members of management and on such terms and conditions as the Committee may elect.

III.RESPONSIBILITIES. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing the Company's financial statements. Additionally, the Company's financial management, including the internal audit staff as well as the independent auditors, have more time, knowledge, and more detailed information of the Company than does the Audit Committee. Consequently, the Audit Committee's role is one of oversight and does not provide any expert assurance or certification as to the Company's financial statements or the work of the independent auditors or that of the internal audit staff. However, the independent auditors and director of internal audit are directly accountable to the Audit Committee. The following functions are the common recurring activities of the Audit Committee in carrying out its oversight function:

    A.  DOCUMENT AND REPORT REVIEW.

       (1) Review and update this Charter periodically or as conditions dictate (at least annually).

       (2) Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body or to the public, including any report issued by the independent accountants.

       (3) Review the summary report of the internal auditor and management's response to such report.

       (4) Undertake the required reviews and discussions and receive the requisite materials for purposes of recommending to the Board whether the financial statements should be included in the Annual Report on Form 10-K as required under Item 306 of S-K.

       (5) Review with financial management and the independent auditors the quarterly report on Form 10-Q prior to its filing.

       (6) Review earnings press releases with management prior to dissemination.

       (7) Discuss with management financial information and earnings guidance provided to analysts and rating agencies.

    B.  INDEPENDENT AUDITORS.

       (1) Appoint, approve the compensation of, and provide oversight of the Company's independent auditor, including the removal of the Company's independent auditors. The independent auditors shall report directly to the Committee, and the Committee will oversee the resolution of any disagreements between management and the independent auditors.

       (2) On an annual basis, review and discuss with the independent auditors all significant relationships the auditors have with the Company to determine the auditors' objectivity and independence, undertaking or recommending appropriate action to ensure and continue that independence.

       (3) Administer the Company's Policy Regarding the Approval of Audit and Nonaudit Services Provided by the Independent Auditor.

       (4) Following the effective date of the rules implementing Section 204 of the Sarbanes-Oxley Act, review the independent auditors' report and hold timely discussions with the independent auditors regarding the content of that report, including the following:

          (a) All critical accounting policies and practices;

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

          (c) Other material written communications between the independent auditor and management including, but not limited to, management letter and schedule of unadjusted differences; and

          (d) An analysis of the auditors' judgment as to the quality of the Company's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

       (5) At least annually, obtain and review a report by the independent auditor describing:

          (a) The firm's internal quality control procedures;

          (b) Any material issues raised by the most recent internal quality-control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

          (c) All relationships between the independent auditor and the Company.

    C.  FINANCIAL REPORTING PROCESSES.

       (1) Review the integrity of the Company's financial reporting process, both internal and external, giving consideration to consultation with management, the independent auditors, and the internal auditor.

       (2) Consider and approve, as appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors, management, or the internal auditor.

       (3) Review and approve all related party transactions.

       (4) Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting or auditing matters, including procedures necessary to receive and respond to confidential and anonymous submissions by Company employees regarding questionable accounting or auditing matters.

       (5) Review with management and the independent auditors the content of their respective assessments to be filed under Section 404 of the Sarbanes-Oxley Act.

    D.  INTERNAL AUDIT.

       (1) The Audit Committee will oversee internal audit activities, including discussing with management and the internal auditors the internal audit function's organization, objectivity, responsibilities, plans, results, budgets, and staffing.

    E.  ETHICAL AND LEGAL COMPLIANCE.

       (1) Review the Company's Code of Conduct, approved by the Board of Directors, to ensure that management has maintained a system to comply with expected ethical and legal requirements.

       (2) Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

       (3) Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements.

       (4) Discuss the Company's major financial and accounting risk exposures and steps taken by management to control or mitigate those exposures.

    F.  OTHER.

       (1) Perform an annual self-assessment relative to the Audit Committee's purpose, duties, and responsibilities set forth in this Charter.

       (2) To the extent it deems appropriate, obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

       (3) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

                       ANNUAL MEETING OF SHAREHOLDERS OF

                        UNIVERSAL FOREST PRODUCTS, INC.

                                 APRIL 16, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.









            \/  Please detach and mail in the envelope provided. \/




PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [x]

1. Directors to be Elected by Holders of Common Stock            This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If direction is
                          NOMINEES:                              made, this Proxy will be voted FOR all nominees listed in
[ ] FOR ALL NOMINEES      O Dan M. Dutton                        Proposal 1.
                          O John M. Engler
[ ] WITHHOLD AUTHORITY    O John W. Garside
    FOR ALL NOMINEES      O Gary F. Goode
                          O Peter F. Secchia

[ ] FOR ALL EXCEPT
    (See instructions below)





INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:__________














To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]



Signature of Shareholder _____________________ Date: _______       Signature of Shareholder _________________________ Date: _______

   Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
         If signer is a partnership, please sign in partnership name by authorized person.

                        UNIVERSAL FOREST PRODUCTS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints William G. Currie and Matthew J. Missad as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Universal Forest Products, Inc. held of record by the undersigned on March 1, 2003 at the Annual Meeting of Shareholders to be held April 16, 2003, and at any adjournment thereof.


                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                       ANNUAL MEETING OF SHAREHOLDERS OF

                        UNIVERSAL FOREST PRODUCTS, INC.

                                 APRIL 16, 2003

                           PROXY VOTING INSTRUCTIONS


MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.                               COMPANY NUMBER
                 - OR -
TELEPHONE - Call toll-free 1-800-PROXIES from
any touch-tone telephone and follow the instructions.                ACCOUNT NUMBER
Have your control number and proxy card available
when you call.
                 - OR -                                              CONTROL NUMBER
INTERNET - Access "WWW.VOTEPROXY.COM" and follow the
on-screen instructions. Have your control number
available when you access the web page.



            \/  Please detach and mail in the envelope provided IF you are not voting via telephone or the Internet. \/





PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. Directors to be Elected by Holders of Common Stock            This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If direction is
                          NOMINEES:                              made, this Proxy will be voted FOR all nominees listed in
[ ] FOR ALL NOMINEES      O Dan M. Dutton                        Proposal 1.
                          O John M. Engler
[ ] WITHHOLD AUTHORITY    O John W. Garside
    FOR ALL NOMINEES      O Gary F. Goode
                          O Peter F. Secchia

[ ] FOR ALL EXCEPT
    (See instructions below)





INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
"FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:














To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]



Signature of Shareholder _____________________ Date: _______       Signature of Shareholder _________________________ Date: _______

   NOTE: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
         If signer is a partnership, please sign in partnership name by authorized person.